Note 11 - Net Loss Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Notes to Financial Statements
Earnings Per Share [Text Block]

11. Net Loss Per Share

The following outstanding potentially dilutive common stock equivalents have been excluded from the calculation of diluted net loss per share for the periods presented due to their anti-dilutive effect:

	As of March 31,
	2023	2022
Stock options	5,172,649	3,447,426
Common stock warrants	5,824,314	13,361
Total common stock reserved for issuance	10,996,963	3,460,787

12. Net Loss Per Share

The following outstanding potentially dilutive common stock equivalents have been excluded from the calculation of diluted net loss per share for the periods presented due to their anti-dilutive effect:

	December 31,
	2022	2021
Equity awards	4,839,554	3,536,780
Common stock warrants	3,728,821	13,361
Total anti-dilutive securities	8,568,375	3,550,141